                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE VOTE THIS PROXY CARD TODAY
  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS
                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

                  (Please detach at perforation before mailing)



PROXY CARD                                                            PROXY CARD

                                THE PILLAR FUNDS
                 SPECIAL MEETING OF SHAREHOLDERS - JULY 19, 2001

The undersigned hereby appoints Timothy Barto and Vicky Cotugno (the "Proxies"), and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of The Pillar Funds (the "Meeting") to be held at the offices of The Pillar Funds' administrator, SEI Investments Mutual Funds Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on July 19, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of your Pillar Fund which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MAY 11, 2001.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-597-7836
                           -----------------------------------------------------
                           CONTROL NUMBER:
                           -----------------------------------------------------


                           NOTE: Please sign exactly as shareholder name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           -----------------------------------------------------
                           Signature

                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

              PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR PROXY CARD
                         IN THE ENCLOSED ENVELOPE TODAY



                  (Please detach at perforation before mailing)





THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE PILLAR FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  |X|                                  FOR        AGAINST   ABSTAIN

1.     To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy         |_|       |_|       |_|
       Statement/Prospectus for the Meeting, which provides for (a) the transfer of substantially all of the assets and liabilities of your Pillar Fund to a corresponding investment portfolio of The Galaxy Fund (the "Corresponding Galaxy Fund") in exchange for shares of the Corresponding Galaxy Fund of equal value; (b) the distribution of the shares of the Corresponding Galaxy Fund to shareholders of your Pillar Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of The Pillar Funds.

2.     To approve an investment advisory agreement between The Pillar Funds and Fleet              |_|        |_|       |_|
       Investment Advisors Inc.

3.     (FOR THE INTERNATIONAL EQUITY FUND ONLY)                                                    |_|        |_|       |_|
       To approve an investment sub-advisory agreement between The Pillar Funds and Fleet
       Investment Advisors Inc.

4.     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.
